UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 6, 2007

American Affordable Housing II Limited Partnership
(Exact name of registrant as specified in its charter)

Massachusetts	033-14852-01	04-2992309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Boston Place, Suite 2100 Boston, Massachusetts 02108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (617) 624-8900

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 8 – Other Events

ITEM 8.01. OTHER EVENTS

On December 6, 2007, American Affordable Housing II Limited Partnership, a Massachusetts limited partnership (the “Partnership”), mailed a postcard to all of its unit holders which alerts the unit holders that a consent solicitation statement for the liquidation of the Partnership, together with a related proxy ballot, will be forthcoming. A copy of the letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Number

99.1	Postcard to unit holders dated December 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AFFORDABLE HOUSING II LIMITED
PARTNERSHIP
(Registrant)

By:	Boston Capital Associates Limited Partnership,
its General Partner

By:	BCA Associates Limited Partnership,
its General Partner

By:	C&M Management, Inc.,
its General Partner

Date: December 6, 2007	By: :	/s/ John P. Manning
John P. Manning President

Exhibit Index

Exhibit Number	Exhibit Name

99.1	Postcard to unit holders dated December 6, 2007.